SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      ----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 15, 2001

 The Amended and Restated Pooling and Servicing Agreement, dated as of June 15,
    2001, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer,
  Premium Financing Specialists, Inc., as back-up servicer, Premium Financing
   Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, in connection with the issuance of
      Mellon Bank Premium Finance Loan Master Trust, Class A Floating Rate Asset-Backed Certificates and Class B Floating Rate Asset-Backed Certificates,
                                 Series 2001-1.

                                MELLON BANK, N.A.
          (Originator of Mellon Bank Premium Finance Loan Master Trust)
             (Exact name of Registrant as specified in its charter)

United States                     333-53250                 51-0015912
(State or other jurisdiction     (Commission            (IRS Employer ID Number)
of incorporation)                File Number)

                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
    (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

                ------------------------------------------------



                    MELLON PREMIUM FINANCE LOAN MASTER TRUST
             (Exact name of Registrant as specified in its charter)

New York                           333-53250-01            [Applied for]
(State or other jurisdiction      (Commission           (IRS Employer ID Number)
of incorporation)                  File Number)

                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
    (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

                ------------------------------------------------



                     MELLON PREMIUM FINANCE LOAN OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Delaware                           333-53250-02              [Applied for]
(State or other jurisdiction      (Commission          (IRS Employer ID Number)
of incorporation)                  File Number)

               c/o Chase Manhattan Bank, USA, National Association
                              1201 N. Market Street
                              Wilmington, DE 19801
                                 (302) 428-3372

                                Carl Krasik, Esq.
                          Mellon Financial Corporation
                                   Suite 1910
                                500 Grant Street
                       Pittsburgh, Pennsylvania 15258-0001
                                 (412) 234-5222
    (Address, including zip code, and telephone number, including area code, of registrant's principal offices)

                                       N/A
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits

         EXHIBIT NO.               DESCRIPTION OF EXHIBIT

          1.1 Class A Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust, and Deutsche Banc Alex. Brown Inc., as Representative of the several Underwriters, dated June 1, 2001.

          1.2 Class B Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust, and Deutsche Banc Alex. Brown Inc., as Representative of the several Underwriters, dated June 1, 2001.

          4.1 Amended and Restated Trust Agreement, among Chase Manhattan Bank USA, National Association, as owner trustee, Mellon Bank, N.A., as depositor and beneficiary, and Mellon Bank, N.A., as administrator, dated as of June 15, 2001.

          4.2 Amended and Restated Pooling and Servicing Agreement (the "PSA"), among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists Of California, Inc., as back-up servicer and Wells Fargo Bank Minnesota, National Association, as trustee dated as of June 15, 2001.

          4.3 Series 2001-1 Supplement to the PSA, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, a National Association, as trustee, dated as of June 15, 2001.

          99.1 First Tier Receivables Purchase Agreement, among AFCO Credit Corporation, AFCO Acceptance Corporation, as originators and Mellon Bank, N.A., as purchaser, dated as of June 15, 2001.

          99.2 Second Tier Receivables Purchase Agreement, among Mellon Bank, N.A., as seller and Mellon Premium Finance Loan Owner Trust, as purchaser, dated as of June 15, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MELLON BANK, N.A.


                                    By:  /s/ Steven G. Elliott
                                       ----------------------------
                                        Name:  Steven G. Elliott
                                        Title:  Senior Vice Chairman & Chief
                                                Financial Officer


                                     MELLON PREMIUM FINANCE LOAN OWNER TRUST


                                     By: Mellon Bank N.A., as Administrator

                                     By:  /s/  Steven G. Elliott
                                        --------------------------------
                                         Name:  Steven G. Elliott
                                        Title:  Senior Vice Chairman & Chief
                                                Financial Officer





                                     MELLON BANK PREMIUM FINANCE LOAN
                                     MASTER TRUST
                                     By: Wells Fargo Bank Minnesota, National
                                     Association, as Trustee

                                     By:  /s/ Timothy Matyi
                                         ---------------------------------
                                          Name:  Timothy Matyi
                                          Title:  Assitant Vice President




Dated:  June 29, 2001

Exhibit Index

         EXHIBIT NO.               DESCRIPTION OF EXHIBIT

          1.1 Class A Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust, and Deutsche Banc Alex. Brown Inc., as Representative of the several Underwriters, dated June 1, 2001.

          1.2 Class B Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust, and Deutsche Banc Alex. Brown Inc., as Representative of the several Underwriters, dated June 1, 2001.

          4.1 Amended and Restated Trust Agreement, among Chase Manhattan Bank USA, National Association, as owner trustee, Mellon Bank, N.A., as depositor and beneficiary, and Mellon Bank, N.A., as administrator, dated as of June 15, 2001.

          4.2 Amended and Restated Pooling and Servicing Agreement (the "PSA"), among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists Of California, Inc., as back-up servicer and Wells Fargo Bank Minnesota, National Association, as trustee dated as of June 15, 2001.

          4.3 Series 2001-1 Supplement to the PSA, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, a National Association, as trustee, dated as of June 15, 2001.

          99.1 First Tier Receivables Purchase Agreement, among AFCO Credit Corporation, AFCO Acceptance Corporation, as originators and Mellon Bank, N.A., as purchaser, dated as of June 15, 2001.

          99.2 Second Tier Receivables Purchase Agreement, among Mellon Bank, N.A., as seller and Mellon Premium Finance Loan Owner Trust, as purchaser, dated as of June 15, 2001.